EXHIBIT 24
                                POWER OF ATTORNEY


         We, the undersigned Directors and Officers of The Black & Decker Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Thomas M. Schoewe and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, up to 2,400,000 shares of Common Stock under The Black & Decker 1996 Stock Option Plan.




/S/ NOLAN D. ARCHIBALD        Director, Chairman,                 April 23, 1996
Nolan D. Archibald            President and Chief
                              Executive Officer
                              (Principal Executive
                               Officer)


/S/ BARBARA L. BOWLES         Director                            April 23, 1996
Barbara L. Bowles


/S/ MALCOLM CANDLISH          Director                            April 23, 1996
Malcolm Candlish


/S/ ALONZO G. DECKER JR.      Director                            April 23, 1996
Alonzo G. Decker, Jr.


/S/ ANTHONY LUISO             Director                            April 23, 1996
Anthony Luiso


/S/ LAWRENCE R. PUGH          Director                            April 23, 1996
Lawrence R. Pugh


/S/ MARK H. WILLES            Director                            April 23, 1996
Mark H. Willes


/S/ M. CABELL WOODWARD JR.    Director                            April 23, 1996
M. Cabell Woodward, Jr.

/S/ THOMAS M. SCHOEWE         Vice President and                  April 23, 1996
Thomas M. Schoewe             Chief Financial
                              Officer (Principal
                              Financial Officer)


/S/ STEPHEN F. REEVES         Corporate Controller                April 23, 1996
Stephen F. Reeves             (Principal Accounting
                               Officer)




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